UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2024

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective January 24, 2024, the Board of Directors (the “Board”) of Edible Garden AG Incorporated (the “Company”) approved a form of indemnification agreement (the “Indemnification Agreement”) and the Company entered into Indemnification Agreements with each of its directors and executive officers. The Indemnification Agreement provides for the indemnification of directors and officers to the fullest extent permitted by the laws of the State of Delaware for claims brought against them relating to their service on behalf of the Company, the advancement of expenses in connection with any such claim, and the process for seeking indemnification and the advancement of expenses.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 25, 2024, Michael James retired from his positions as Chief Financial Officer, Treasurer, Secretary and Director of the Company. In connection with Mr. James’s retirement, on January 24, 2024, the Company and Mr. James entered into a separation agreement (the “Separation Agreement”). Mr. James has the right to revoke the Separation Agreement within seven days after executing it. After this revocation period, the Separation Agreement will be fully effective and enforceable. Pursuant to the terms of the Separation Agreement, the Company agreed to pay Mr. James a severance payment of $300,000 in the form of salary continuation over the next 12 months. In addition, Mr. James will be eligible to earn milestone payments under the Separation Agreement in an aggregate amount up to $300,000 if he completes certain transitional deliverables for the Company. The Company agreed to grant Mr. James a restricted stock award with a fair value equal to $25,000 as of the trading day after the date the Company files its Annual Report on Form 10-K for the year ended December 31, 2023. Under the Separation Agreement, Mr. James provided a general release of claims in favor of the Company and its affiliates, subject to customary exceptions. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Effective January 25, 2024, the Board appointed Kostas Dafoulas to serve as the Company’s interim Chief Financial Officer following the retirement of Mr. James. Since November 1, 2023, Mr. Dafoulas, age 44, has served as a consultant to the Company on behalf of CapConnect+, Inc. (“CapConnect”) to provide financial reporting and related services to the Company. Mr. Dafoulas will continue in his role as Head of Advisory & Finance at CapConnect while he serves as our interim Chief Financial Officer. Mr. Dafoulas has served as Head of Advisory & CFO at CapConnect since September 2021. Mr. Dafoulas previously served as Treasurer at Semrush, Inc. from April 2020 to September 2021. From December 2017 to April 2020, Mr. Dafoulas was Director of Treasury at Circle Internet Financial, as well as Head of Finance for Poloniex, a subsidiary of Circle.

Mr. Dafoulas has no family relationship with any director or executive officer of the Company. Mr. Dafoulas may be deemed to have an indirect interest in the fees that the Company has paid to CapConnect relating to its consulting services. To date, those fees are less than $120,000.

The Company will continue to compensate Mr. Dafoulas pursuant to the terms of the consulting agreement with CapConnect at a rate of $300 per hour.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2024, the Board approved an amendment to the Company’s Amended and Restated Bylaws (the “Amendment”). The Amendment, which became effective immediately, reduces the quorum requirement at all meetings of the Company’s stockholders from a majority of the voting power of the Company’s shares issued and outstanding and entitled to vote at the meeting to at least one-third of the shares entitled to vote at the meeting.

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To align with recent amendments to the General Corporation Law of the State of Delaware, the Amendment also changes the vote required at meetings of the Company’s stockholders for any matter, other than the election of directors, from the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter to a majority of votes cast on the matter.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of Edible Garden AG Incorporated
10.1*	Form Indemnification Agreement
10.2#*	Separation Agreement, dated January 24, 2024, between Edible Garden AG Incorporated and Michael James
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

#

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

*	Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: January 26, 2024	By:	/s/ James Kras
	Name:	James Kras
	Title:	President and Chief Executive Officer

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